Registration No. 33-11371

1940 Act File No. 811-4982

Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated January 6, 2006 to

Statement of Additional Information Dated May 1, 2005

Resignation of Director

Lawrence M. Woods, age 73, a not “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940) (“Independent Director”) of Heartland Group, Inc. (“Heartland”), recently resigned as a Director and Chairman of Heartland’s Board of Directors and as Chairman of Heartland’s Audit Committee. Mr. Woods’ resignation was not the result of any dispute with Heartland, its investment advisor, Heartland Advisors, Inc., other service providers or any affiliated persons of the foregoing. Robert A. Rudell, an Independent Director of Heartland, has been elected Chairman of the Board. Dale J. Kent, also an Independent Director of Heartland, has been elected Chairman of Heartland’s Audit Committee. Seventy-five percent (75%) of Heartland’s Board of Directors continues to consist of Independent Directors.

Change in Treasurer

The Board of Directors of Heartland Group, Inc. recently appointed Christopher E. Sabato, the Director of Fund Administration for BISYS Fund Services, Inc., to serve as Treasurer and Principal Accounting Officer of Heartland Group, Inc. Mr. Sabato’s business address is 3435 Stelzer Road, Columbus, OH 43219, and his date of birth is 12/15/68. Mr. Sabato has been employed by BISYS Fund Services, Inc. in various positions since 1993.